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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 15, 2004



                            VIDEO DISPLAY CORPORATION
             (Exact name of registrant as specified in its charter)


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          Georgia                      0-13394                   58-1217564
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 (State or other jurisdiction        (Commission                (IRS Employer
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       Of incorporation               File Number)              Identification)
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                 1868 Tucker Industrial Drive., Tucker, GA 30084
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 938-2080


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ITEM 2.01 COMPLETION OF ACQUISITION
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On October 14, 2004, the Company announced it had finalized and completed its
Asset Purchase Agreement with Evans & Sutherland (E&S) to purchase from E&S its' ESCP(R) and Targetview CRT projector product lines. The Company will pay $5,250,000, which will be financed by a loan from an officer of the Company. Under the terms of the final agreement, the Company will consolidate all CRT projector manufacturing, sales and support with its established Marquee(TM) projector operations in Cape Canaveral, Florida. The Company expects this consolidation will be completed by the end of the calendar year.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     VIDEO DISPLAY CORPORATION
                                                            (Registrant)



Date: October 15, 2004                               By: /s/ Ronald D. Ordway
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                                                         Ronald D. Ordway
                                                         Chief Executive Officer